                                                                    EXHIBIT 21.1

                                                       State or other jurisdiction of
                                                       ------------------------------
                Subsidiaries of ChipPAC, Inc.          incorporation or organization
                -----------------------------          -----------------------------
          ChipPAC International Company Limited           British Virgin Islands

          ChipPAC Liquidity Management Hungary
          Limited Liability Company                              Hungary

          ChipPAC Luxembourg S.a.R.L.                          Luxembourg

          ChipPAC (Barbados) Ltd.                               Barbados

          ChipPAC Limited                                 British Virgin Islands

          ChipPAC Assembly and Test (Shanghai)
          Company Ltd.                                            China

          ChipPAC (Shanghai) Company Ltd.                         China

          ChipPAC Korea Company Ltd.                           South Korea


          Subsidiaries of ChipPAC International        State or other jurisdiction of
          -------------------------------------        -----------------------------
                     Company Limited                   incorporation or organization
                     ---------------                   -----------------------------

          ChipPAC Liquidity Management Hungary                   Hungary
          Limited Liability Company

          ChipPAC Luxembourg S.a.R.L.                          Luxembourg

            Subsidiaries of ChipPAC (Barbados)         State or other jurisdiction of
            ----------------------------------         ------------------------------
                          Ltd.                         incorporation or organization
                          ----                         -----------------------------

          ChipPAC Limited                                 British Virgin Islands

          ChipPAC Assembly and Test (Shanghai)                    China
          Company Ltd.

          ChipPAC (Shanghai) Company Ltd.                         China

          ChipPAC Korea Company Ltd.                           South Korea

                                                       State or other jurisdiction of
                                                       ------------------------------
             Subsidiaries of ChipPAC Limited           incorporation or organization
             -------------------------------           -----------------------------
          ChipPAC Assembly and Test (Shanghai)                    China
          Company Ltd.

          ChipPAC (Shanghai) Company Ltd.                         China

          ChipPAC Korea Company Ltd.                           South Korea


              Subsidiaries of ChipPAC Korea            State or other jurisdiction of
              -----------------------------            ------------------------------
                       Company Ltd.                    incorporation or organization
                       ------------                    -----------------------------

          None.                                                    N/A


                                                                   State or other jurisdiction of
                                                                   ------------------------------
             Subsidiaries of ChipPAC Luxembourg S.a.R.L.           incorporation or organization
             -------------------------------------------           -----------------------------
                      None.                                                      N/A


                Subsidiaries of ChipPAC Liquidity                  State or other jurisdiction of
              ------------------------------------                 ------------------------------
              Management Hungary Limited Liability                 incorporation or organization
              ------------------------------------                 -----------------------------
                          Company
                          -------

                       None.                                                N/A

